SUPPLEMENT DATED JUNE 13, 2000
TO
PROSPECTUS DATED MAY 1, 2000


This supplement replaces the pages in the prospectus for the John Hancock Variable Series Trust I that describe the "Global Equity" Fund.

That Fund has been renamed the "International Opportunities II" Fund. Pages 2 and 3 describe the current subadviser and the current Goal and Strategy.

In addition, "International Opportunities II Fund" replaces "Global Equity Fund" wherever else shown in the prospectus.






                Managed by John Hancock Life Insurance Company
                              John Hancock Place
                               Boston, MA 02117

International Opportunities II Fund
(Formerly Global Equity Fund)

GOAL AND STRATEGY

This is an international stock fund that seeks long-term growth in capital.

The Fund primarily invests in a diversified mix of common stocks of large established and medium-sized foreign companies located throughout the world, including developed, newly industrialized, and emerging countries.

The manager determines the distribution among countries and regions by using a combination of fundamental research and economic analysis, emphasizing:

 . prospects for relative economic growth between foreign countries;

 . expected levels of inflation;

 . government policies influencing business conditions; and

 . outlook for currency relationships.
The manager selects stocks that have growth characteristics such as:

 . leading market position or technological leadership;

 . high return on invested capital;

 . healthy balance sheets with relatively low debt;

 . strong competitive advantage;

 . strength of management; and

 . earnings growth and cash flow sufficient to support growing dividends.

The Fund invests:

 . in at least 3 different countries; and

 . no more than 20% of its assets in emerging market stocks.

Although the Fund may employ foreign currency hedging techniques, the Fund nor-mally maintains the currency exposure of the underlying equity investments.
The Fund normally invests in 200 to 300 stocks in 15 to 20 countries. The Fund normally has 10% or less of its assets in cash and cash equivalents.

The Fund also may purchase other types of securities, for example: American Depository Receipts (ADRs), Global Depository Receipts (GDRs), European Deposi-tory Receipts (EDRs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------
SUBADVISER

Rowe Price-Fleming International, Inc.
100 East Pratt Street
Baltimore, Maryland 21202

Managing since 1979
Managed approximately $42 billion in assets at the end of 1999
Managing Fund since June 13, 2000

FUND MANAGERS
Management by Investment Advisory Group overseen by:

David J. L. Warren
-----------------
Portfolio Manager of subadviser
Joined subadvisor in 1983
Began career in 1981

John R. Ford
-----------------
Portfolio Manager of subadviser
Joined subadvisor in 1982
Began career in 1980

James B. M. Seddon
-----------------
Portfolio Manager of subadvisor
Joined subadvisor in 1987
Began career in 1987

Mark Bickford-Smith
-----------------
Portfolio Manager of subadvisor
Joined subadvisor in 1995
Began career in 1985
PAST PERFORMANCE

The graph will show how the fund's total return varies from year to year, while the table will show performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years

                                   [CHART]

                                1999 -- 24.19%


Best quarter: up 15.94%, fourth quarter 1999 Worst quarter: down 12.39%, third quarter 1998
Average annual total returns -- for periods ending 12/31/99(/1/)

               Fund  Index
1 year        24.19% 25.34%
Life of fund  13.48% 19.92%

Index:MSCI World Index

(1)Began operations on May 1, 1998.

MAIN RISKS

Primary
-------

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing cur-rency also pose special risks. All foreign securities have some degree of for-eign risk. However, to the extent the Fund invests in emerging market coun-tries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concen-trated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Secondary
---------

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct equity investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

International Opportunities II Fund (Formerly Global Equity
 Fund.) Period ended December 31;                             1998**      1999
Net asset value, beginning of period                         $ 10.00   $  9.87
Income from investment operations:
 Net investment income (loss)                                   0.07      0.10
 Net realized and unrealized gain (loss) on investments*       (0.13)     2.27
 Total from investment operations                              (0.06)     2.37
Less distributions:
 Distributions from net investment income and capital paid
  in                                                           (0.07)    (0.07)
 Distributions from net realized gain on investments sold        --        --
 Distributions in excess of income, capital paid in & gains      --      (0.04)
 Total distributions                                           (0.07)    (0.11)
Net asset value, end of period                               $  9.87   $ 12.13
Total investment return                                        (0.55)%   24.19%
Ratios and supplemental data
Net assets, end of period (000s omitted)($)                  $15,281   $22,311
Ratio of expenses to average net assets (%)***                  1.15%     1.04%
Ratio of net investment income (loss) to average net assets
 (%)                                                            1.11%     0.96%
Turnover rate (%)                                              33.17%    49.51%

* The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuation in market values of the fund.
**   Fund began operations May 1, 1998.
*** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 2.47% and 1.26% for the years ended December 31, 1998, and 1999, respectively.

                                                                              3